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                                                                   EXHIBIT 10.20

                           DEALERTRACK HOLDINGS, INC.

                             2001 STOCK OPTION PLAN

            (As Adopted by the Board of Directors on August 10, 2001
              and Approved by the Stockholders on August 10, 2001)

      1. PURPOSE OF THIS PLAN.

            The purpose of this DEALERTRACK HOLDINGS, INC. 2001 STOCK OPTION PLAN (the "Plan") is (a) to further the growth and success of DEALERTRACK HOLDINGS, INC., a Delaware corporation (the "Company"), by enabling directors, officers and employees of, advisors to, and independent consultants or independent contractors to, the Company or its Subsidiaries to acquire shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock"), thereby increasing their personal interest in such growth and success, and (b) to provide a means of rewarding outstanding performance by such persons to the Company and its Subsidiaries. Options granted under this Plan may be either "incentive stock options" ("ISOs"), intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("NSOs"). Unless the context otherwise requires, any ISO or NSO shall hereinafter be referred to as an "Option." For purposes of this Plan, the term "Subsidiary" means "Subsidiary Corporation" as defined in Section 424(f) of the Code.

      2. ADMINISTRATION OF THIS PLAN.

            (a) COMPENSATION COMMITTEE. This Plan shall be administered by the Board of Directors of the Company (the "Board") or the Compensation Committee of the Board (the "Committee") consisting of such number of persons appointed to such Committee from time to time by the Board; provided, however, that following the date on which Common Stock is registered under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), in order to permit officers and directors of the Company to be exempt from the provisions of Section 16(b) of the 1934 Act with respect to transactions pursuant to this Plan, each person appointed to the Committee, at the effective date of his or her appointment to the Committee, shall, to the extent such a person exists, be a "Non-Employee Director" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission (the "SEC") under the 1934 Act. The members of the Committee may be removed at any time either with or without cause by the Board. Any vacancy on the Committee, whether due to action of the Board or any other cause, shall be filled by the Board. The term "Committee" shall, for all purposes of this Plan, other than this Section 2, be deemed to refer to the Board if the Board is administering this Plan.

            (b) PROCEDURES. If this Plan is administered by the Committee, the Committee shall from time to time select a Chairman from among the members of the Committee. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of this Plan. A majority of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee present at a meeting at which a quorum is present, or actions approved in writing by

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all of the members of the Committee (but only to the extent permitted by applicable law and the applicable rules and regulations of the principal national securities exchange or national market system (if any) on which the Common Stock is a class of securities then listed or admitted for trading), shall be the actions of the Committee; provided, however, that if the Committee consists of only two members, both shall be required to constitute a quorum and to act at a meeting or to approve actions in writing.

            (c) INTERPRETATION. Except as otherwise expressly provided in this Plan, the Committee shall have all powers with respect to the administration of this Plan, including, without limitation, full power and authority to (i) interpret the provisions of this Plan, any Option Agreement (as defined in Section 5(b)) and any other agreement or document executed pursuant to this Plan, (ii) resolve all questions arising under this Plan, any Option Agreement and any other such agreement or plan, (iii) correct any defect, supply any omission or reconcile any inconsistency in or among the Plan, any Option or any Option Agreement, (iv) grant waivers of Plan or Option conditions and (v) make all other determinations necessary or advisable for the administration of this Plan. All decisions of the Board or the Committee, as the case may be, shall be conclusive and binding on all participants in this Plan.

      3. SHARES OF STOCK SUBJECT TO THE PLAN.

            (a) NUMBER OF AVAILABLE SHARES. Subject to the provisions of Section 9 (relating to adjustments upon changes in capital structure and other corporate transactions) and the further provisions of this Section 3(a), the number of shares of Common Stock available at any one time for issuance upon the exercise of Options granted under this Plan shall not exceed 8,510,455 shares of Common Stock (before making any adjustment under this Plan or otherwise for any stock split, stock dividend or similar recapitalization event occurring on or after the Effective Date (as defined in Section 11)). If, and to the extent that, (i) Options granted under this Plan terminate, expire or are canceled without having been fully exercised, new Options may be granted under this Plan for the shares of Common Stock constituting the unexercised portion of such terminated, expired or canceled Options, and (ii) any shares of Common Stock issued upon the exercise of Options granted under this Plan are forfeited to or repurchased by the Company, new Options may be granted under this Plan for up to an equivalent number of shares of Common Stock (but, in the case of any such repurchased share, only if such share is repurchased for consideration not greater than the purchase price for such share specified in the applicable Option).

            (b) CHARACTER OF SHARES. The shares of Common Stock issuable upon the exercise of an Option granted under this Plan shall be (i) authorized but unissued shares of Common Stock, (ii) shares of Common Stock held in the Company's treasury or (iii) a combination of the foregoing.

            (c) RESERVATION OF SHARES. The number of shares of Common Stock reserved for issuance under this Plan shall at no time be less than the maximum number of shares of Common Stock which may be purchased at any time pursuant to outstanding Options.

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      4. ELIGIBILITY.

            (a) GENERAL. Options may be granted under this Plan only to persons who are directors, officers or employees of, advisors to, or independent consultants or independent contractors to, the Company or its Subsidiaries. Options granted to employees (including officers or directors who are employees) of the Company or any of its Subsidiaries shall be, in the discretion of the Committee, either ISOs or NSOs, and Options granted to directors or officers of, advisors to, or independent consultants or independent contractors to, the Company or any of its Subsidiaries who are not employees of the Company or any of its Subsidiaries shall be NSOs. Persons who are not employees of the Company or any of its Subsidiaries shall be ineligible for grants of ISOs.

            (b) EXCEPTIONS. Anything contained in Section 4(a) to the contrary notwithstanding, no Option may be granted under this Plan to any employee who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries (a "10% Stockholder"), unless (i) the Option Price (as defined in Section 6(a)) of the shares of Common Stock subject to such Option is fixed at not less than 110% of the Fair Market Value (as determined in accordance with Section 6(b)) on the date of grant of such Option and (ii) if the Option is intended to be an ISO, such Option by its terms is not exercisable after the expiration of five years from the date it is granted.

      5. GRANT OF OPTIONS.

            (a) GENERAL. Options may be granted under this Plan at any time and from time to time on or prior to the tenth anniversary of the Effective Date. Subject to the provisions of this Plan, the Committee shall have plenary authority and discretion, to determine:

                  (i) the persons (from among the classes of persons eligible to receive Options under this Plan) to whom Options shall be granted (the "Optionees");

                  (ii) the form and terms of Options;

                  (iii) whether Options will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Options under this Plan or any other incentive or compensation plan of the Company or any Subsidiary of the Company;

                  (iv) the time or times at which Options shall be granted;

                  (v) the number of shares of Common Stock subject to each Option;

                  (vi) the Option Price of the shares of Common Stock subject to each Option; and

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                  (vii) the time or times after grant when each Option and the shares of Common Stock covered thereby shall become vested and/or exercisable and the duration of the exercise and/or vesting periods.

            (b) OPTION AGREEMENTS. Each Option granted under this Plan shall be designated by the Committee as an ISO or an NSO and shall be subject to the terms and conditions applicable to ISOs and/or NSOs (as the case may be) set forth in this Plan. In addition, each Option shall be evidenced by a written agreement (each, an "Option Agreement"), containing such terms and conditions and in such form, not inconsistent with this Plan, as the Committee shall, in its discretion, provide. Each Option Agreement shall be executed by the Company and the Optionee. In the event of a conflict between any provision of the Option Agreement and the Plan, the provisions of the Plan shall control.

            (c) NO EVIDENCE OF EMPLOYMENT OR SERVICE. Nothing contained in this Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of his or her employment by, or services to, the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries (subject to the terms of any separate agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option to such Optionee.

            (d) DATE OF GRANT. The date of grant of an Option under this Plan shall be the date specified by the Committee for the grant of such option; provided, however, that in the case of an ISO, the date of grant shall in no event be earlier than the date as of which the Optionee becomes an employee of the Company or one of its Subsidiaries.

            (e) EXCHANGE AND BUYOUT OF OPTIONS. The Committee may, at any time or from time to time, authorize the grant of new Options under this Plan in exchange for the surrender and cancellation of any or all outstanding Options. The Committee may at any time buy from an Optionee an Option previously granted with payment in cash, Securities of the Company or other consideration, based on such terms and conditions as the Company (acting through the Committee) and the Optionee may agree.

            (f) OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options may be granted to eligible persons under the Plan in substitution for employee stock options granted by other entities to persons who are or become eligible persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity."

            (g) LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

                  (i) $100,000 Limit. To the extent that the aggregate Fair Market Value of stock with respect to which ISOs first become exercisable by an Optionee in any calendar year exceeds $100,000, taking into account ISOs under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as NSOs. For this purpose, the "Fair Market

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      Value" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced (recharacterized as NSOs) first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO.

                  (ii) Other Code Limits. ISOs may only be granted to employees of the Company or a Subsidiary that satisfy the other eligibility requirements of the Code. Any Option Agreement relating to an ISO will contain or be deemed to contain such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

                  (iii) Disqualifying Dispositions. If Optioned Shares acquired by exercise of an ISO granted under this Plan are disposed of within two years following the date of grant of the ISO or one year following the transfer of the Optioned Shares by the Company to the Optionee upon the exercise of such ISO (a "Disqualifying Disposition"), the Optionee shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

      6. OPTION PRICE.

            (a) GENERAL. Subject to Section 9, the price (the "Option Price") at which each share of Common Stock subject to an Option granted under this Plan may be purchased shall be determined by the Committee at the time the Option is granted, which purchase price will be set forth in the applicable Option Agreement. In no case will the Option Price be less than the greater of:

                  (i) the par value of the Common Stock; or

                  (ii) (A) in the case of an NSO granted to an individual other than a 10% Stockholder described in Section 4(b), 85% of Fair Market Value (as determined in accordance with Section 6(b)) of the Common Stock on the date of grant;

                  (B) in the case of an ISO granted to an individual other than a 10% Stockholder described in Section 4(b), 100% of the Fair Market Value (as determined in accordance with Section 6(b)) of the Common Stock in the date of grant; or

                  (C) in the case of an Option (ISO or NSO) granted to a 10% Stockholder described in 4(b), 110% of the Fair Market Value of the Common Stock on the date of grant.

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            (b) DETERMINATION OF FAIR MARKET VALUE. Subject to the requirements of Section 422 of the Code, for purposes of this Plan, the "Fair Market Value" of a share of Common Stock, as of any date, shall be determined as follows:

                  (i) if the Common Stock is a class of securities then listed or admitted to trading on any national securities exchange or traded on any national market system (including, but not limited to, The Nasdaq National Market), the closing sale price of the Common Stock on such date or, if no such sale takes place on such date, the average of the closing bid and ask prices for Common Stock on such date, in each case as officially reported on the principal national securities exchange or national market system on which such securities are then listed, admitted to trading or traded;

                  (ii) if the Common Stock is not a class of securities then listed or admitted to trading on any national securities exchange or traded on any national market system, or else if no closing sale price or closing bid and ask prices thereof are then so reported by any such exchange or system, the average of the reported closing bid and ask prices for the Common Stock in the over-the-counter market on such date as shown by the NASD automated quotation system, or if the Common Stock is not a class of securities then quoted on such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Company; or

                  (iii) in the absence of an established market for the Common Stock of the type described in clauses (i) and (ii) above, the fair value of such share of Common Stock on such date as determined by the Board in good faith on a fully diluted basis and assuming the conversion of all securities then outstanding that are convertible into Common Stock, and in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

            (c) REPRICING OF NSOs. Subsequent to the date of grant of any NSO, the Committee may, in its sole discretion, subject to the consent of the Optionee to whom such NSO was granted, establish a new Option Price for such NSO so as to increase or decrease the Option Price of such NSO.

      7. EXERCISABILITY OF OPTIONS.

            (a) COMMITTEE DETERMINATION.

                  (i) Each Option and the shares of Common Stock covered thereby granted under this Plan shall be vested and/or exercisable at such time or times, or upon the occurrence of such event or events, and for such number of shares of Common Stock subject to such Option or in such portions or amounts thereof, as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option; provided, however, to the extent required to satisfy applicable securities laws and subject to Section 7(b), no Option (except an Option granted to an officer, director, or consultant of the Company) shall vest and become exercisable at a rate of less than 20% per year over five years after the date the Option is granted. Subject to the foregoing minimum vesting

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      requirements, if the Company files a registration statement on Form S-1 with the SEC under the Securities Act of 1933, as amended (the "1933 Act") for the initial public offering of Common Stock (the "IPO"), no Option granted under this Plan shall be exercisable as to any of the shares of Common Stock covered thereby during the 180-day period immediately following the effective date of such registration statement (the "Lock-up Period"); and, provided further, however, that unless the Committee expressly otherwise provides, if an Option by its terms is to expire during the Lock-up Period, the expiration date of such Option shall be automatically extended for a period equal in duration to that of the period from the commencement date of the Lock-up Period up to (and including) the expiration date of such Lock-up Period, but in no event shall any such extension extend the expiration date of the Option beyond the maximum 10 year term (five years in the case of ISOs granted to 10% Stockholders described in 4(b)).

                        (ii) Subject to the provisions of clause (i) above, if an Option, or the shares of Common Stock covered thereby, are not at the time of grant of such Option immediately exercisable and/or fully vested, the Committee may (A) in the Option Agreement evidencing such Option, provide for the acceleration of the exercise or vesting date(s) of such Option, the acceleration of the vesting of all or a portion of the shares of Common Stock covered thereby, or the continuation of the vesting (whether before, on or after the date of Termination of the Optionee to whom such Option is granted) of all or a portion of such Option and/or the shares of Common Stock covered thereby, upon the occurrence of specified events and/or (B) at any time prior to the complete termination of such Option, accelerate the exercise or vesting date(s) of such Option, accelerate the vesting of all or a portion of the shares of Common Stock covered thereby, or continue the vesting (whether before, on or after the date of Termination of the Optionee to whom such Option is granted) of all or a portion of such Option and/or the shares of Common Stock covered thereby.

                        (iii) The Committee may, in its discretion, amend any term or condition of an outstanding Option, provided (A) such term or condition as amended is permitted by this Plan, (B) any such amendment shall be made only with the consent of the Optionee to whom the Option was granted, or in the event of the death of the Optionee, the Optionee's Representatives (as defined in Section 10(d) below), if the amendment is materially adverse to the Optionee, and (C) any such amendment of any ISO shall be made only after the Committee, after consulting with counsel for the Company, determines whether such amendment would constitute a "modification" (as that term is defined in Section 424(h) of the Code) of any Option which is an ISO.

            (b) AUTOMATIC TERMINATION OF OPTION. Except as otherwise determined by the Committee and set forth in the Option Agreement, the unexercised portion of any Option granted under this Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

                        (i) the 10-year anniversary of the date on which such Option is granted or, in the case of any ISO that is granted to a 10% Stockholder described in Section 4(b), the five-year anniversary of the date on which such Option is granted;

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                        (ii) the three-month anniversary of the date on which
      the Optionee to whom such Option was granted ceases to be a director, officer or employee of, advisor to, or independent consultant or independent contractor to, the Company or any Subsidiary thereof for any reason or for no reason (such event, a "Termination"), unless such Termination (x) occurs by reason of such Optionee's death or Disability (as defined below) or (y) is for Cause (as defined below); provided, however, that if such Optionee shall die after the date of Termination to which this Section 7(b)(ii) is applicable but before the three-month anniversary of such Optionee's date of Termination, the unexercised portion of such Option shall automatically terminate and become null and void and be of no further force or effect upon the 12-month anniversary of such date of Termination;

                        (iii) the 12-month anniversary of the date of Termination of the Optionee to whom such Option was granted, if such Termination occurs by reason of such Optionee's (x) death or (y) Disability (as defined below); provided however, that if a Disability is not a "disability" within the meaning of Section 22(e)(3) of the Code and such Optionee's Option is an ISO, such Option shall cease to be an ISO and thereafter be treated as a NSO on the date three months and one day after the Optionee's date of Termination;

                        (iv) the date of the Termination of the Optionee to whom such Option was granted, if such Termination is for Cause (as defined below) (a "Termination for Cause");

                        (v) on the effective date of a Corporate Transaction (as defined in Section 9(b)) to which Section 9(b)(ii) (relating to assumptions and substitutions of Options) does not apply; provided, however, that an Optionee's right to exercise any Option outstanding prior to such effective date shall in all events be suspended during the period beginning ten (10) days prior to the proposed effective date of such Corporate Transaction and ending on either the actual effective date of such Corporate Transaction or upon receipt of notice from the Company that such Corporate Transaction will not in fact occur;

                        (vi) except to the extent permitted by Section 10(d), the date on which such Option or any part thereof or right or privilege relating thereto is transferred (other than by will or the laws of descent and distribution), assigned, pledged, hypothecated, attached or otherwise disposed of by the Optionee to whom such Option was granted; and

                        (vii) the expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide in the Option Agreement.

            For purposes of this Plan, the term "Disability" means as defined under the long-term disability policy of the Company or any Subsidiary of the Company to which the Optionee provides services regardless of whether the Optionee is covered by such policy or, if the Company or Subsidiary of the Company to which the Optionee provides service does not have a long-term disability plan in place, "Disability" means that an Optionee is unable to carry out the

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responsibilities and functions of the position held by the Optionee by reason of any medically determinable physical or mental impairment.

            For purposes of this Plan, the term "Cause" means, with respect to the Optionee's Termination by the Company or any of its Subsidiaries, that such Termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Optionee and the Company or any of its Subsidiaries, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, (1) the commission by such Optionee of any act of fraud, theft or financial dishonesty with respect to the Company or any of its Subsidiaries, or such Optionee has been convicted of, or plead guilty or nolo contendere to, a felony, (2) any material breach by such Optionee of any material provision of this Plan or any one or more agreements or understandings between the Company or any Subsidiary thereof on the one hand and such Optionee on the other hand (whether written or oral) regarding the terms of such Optionee's service as a director, officer or employee of, or advisor, independent consultant or independent contractor to, the Company or any Subsidiary thereof, including, without limitation, the willful and continued failure or refusal of such Optionee to perform the material duties required of such Optionee as an director, officer or employee of, or as an advisor, independent consultant or independent contractor to, the Company or any Subsidiary thereof, other than as a result of such Optionee having a Disability, (3) such Optionee's intentional or willful disregard of the policies of the Company or any Subsidiary thereof so as to cause loss, damage or injury to the property, reputation or employees of the Company or any Subsidiary thereof, or (4) any other misconduct by such Optionee which is otherwise materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Subsidiary thereof.

            Anything contained in this Plan to the contrary notwithstanding, unless otherwise provided in the applicable Option Agreement, a Termination of an Optionee shall not be deemed to occur solely by reason of the Company's change of the duties of the Optionee, so long as such Optionee continues to be a director, officer or employee of, advisor to, or independent consultant or independent contractor to, the Company or any Subsidiary thereof. For purposes of Section 7(b), an Optionee employed by the Company or any Subsidiary thereof shall not be deemed to have terminated his or her employment with the Company or such Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Committee; provided, however, that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

      8. PROCEDURE FOR EXERCISE.

            (a) PAYMENT. At the time an Option is granted under this Plan, the Committee shall, in its sole discretion, specify in the applicable Option Agreement one or more of the following forms of payment which may be used by an Optionee (but only to the extent permitted by applicable law) upon exercise of his or her Option:

                  (i) by cash (by wire transfer of immediately available funds to a bank account held by the Company designated by the Committee or a personal or certified check payable to the Company);

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                  (ii) by cancellation of indebtedness of the Company to the
      Optionee;

                  (iii) by surrender of shares of Common Stock which either (A) have been owned by the Optionee for more than six months and have been paid for within the meaning of Rule 144 promulgated by the SEC under the 1933 Act (and, if such shares of Common Stock were purchased from the Company or any Subsidiary thereof by means of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by the Optionee in the public market;

                  (iv) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that an Optionee who is not a director, officer or employee of the Company or any of its Subsidiaries will not be entitled to tender such a promissory note unless the note is adequately secured by collateral other than the shares of Common Stock being purchased upon the exercise of the Option;

                  (v) by waiver of compensation due or accrued to the Optionee for services rendered to the Company or any of its Subsidiaries;

                  (vi) if the Common Stock is a class of securities then listed or admitted to trading on any national securities exchange or traded on any national market system (including, but not limited to, The Nasdaq National Market), by payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (A) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased shares of Common Stock and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares of Common Stock and (B) shall provide written directives to the Company to deliver the certificates for the purchased shares of Common Stock directly to such brokerage firm in order to complete the sale transaction; or

                  (vii) any combination of the methods set forth in clauses (i) through (vi).

            (b) NOTICE. An Optionee (or other person, as provided in Section 10(d)) may exercise an Option granted under this Plan in whole or in part, as provided in the Option Agreement evidencing his or her Option, by delivering a written notice (the "Notice") to the Committee (or such other person or entity designated by the Committee from time to time).

            (c) CONTENT OF THE NOTICE. The Notice shall:

                  (i) state that the Optionee elects to exercise the Option;

                  (ii) state the number of shares with respect to which the Option is being exercised (the "Optioned Shares");

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                  (iii) state the method of payment for the Optioned Shares
      (which method must be available to the Optionee under the terms of his or her Option Agreement);

                  (iv) state the date upon which the Optionee desires to consummate the purchase of the Optioned Shares (which date must be prior to the termination of such Option, be no later than 30 days from delivery of such Notice and be not otherwise prohibited under the terms of his or her Option Agreement);

                  (v) include any representations and warranties of the Optionee required pursuant to Section 10(b);

                  (vi) if the Option is exercised pursuant to Section 10(d) by any person other than the Optionee, include evidence to the satisfaction of the Company (or such other person or entity designated by the Committee from time to time) of the right of such person to exercise the Option; and

                  (vii) include such further provisions consistent with this Plan as the Committee (or such other person or entity designated by the Committee from time to time) may from time to time require.

            (d) JOINDER TO STOCKHOLDERS' AGREEMENT. Except as otherwise set forth in the applicable Option Agreement, no shares of Common Stock shall be issued and delivered upon the exercise of Options granted under this Plan, unless and until the Optionee to whom such shares shall be issued and delivered shall have executed a counterpart to the Stockholders' Agreement of the Company, dated August 10, 2001, among the Company and the stockholders named therein, as the same may be amended from time to time (the "Stockholders' Agreement"), agreeing to be treated as a "Management Stockholder" (as defined therein) with respect to such shares. The Company may delay the issuance of shares of Common Stock upon the exercise of Options granted under this Plan until the receipt of such counterpart to the Stockholders' Agreement.

            (e) ISSUANCE OF STOCK CERTIFICATES. The Company shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 10(d)) for the Optioned Shares with respect to which such Option is being exercised as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares. Neither the Optionee nor any person exercising an Option in accordance with the provisions of Section 10(d) shall have any privileges as a stockholder of the Company with respect to any shares of stock subject to an Option granted under this Plan until the date of issuance of a stock certificate.

            (f) 83(b) ELECTIONS. Each Optionee shall deliver to the Company a copy of any election filed by such Optionee with the Internal Revenue Service relating to any Optioned Shares no later than 30 days following the filing of such election with the Internal Revenue Service.

      9. ADJUSTMENTS.

            (a) CHANGES IN CAPITAL STRUCTURE. Subject to Section 9(b), if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Committee shall make such adjustments in the number and class of shares of stock with respect to which Options may be granted under this Plan as shall be equitable and appropriate in order to make such Options, as nearly as may be practicable, equivalent to such Options immediately prior to such change. A corresponding adjustment changing the number and class of shares allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change shall likewise be made. Anything contained in this Plan to the contrary notwithstanding, in the case of ISOs, no adjustment under this Section 9(a) shall be appropriate if such adjustment (i) would constitute a modification, extension or renewal of such ISOs within the meaning of Sections 422 and 424 of the Code, and the regulations promulgated by the Treasury Department thereunder, or (ii) would, under Section 422 of the Code and the regulations promulgated by the Treasury Department thereunder, be considered as the adoption of a new plan requiring stockholder approval.

            (b) CORPORATE TRANSACTIONS. The following rules shall apply in connection with the dissolution, winding-up or liquidation of the Company, a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the capital stock or assets of the Company to another person or entity (a "Corporate Transaction"):

                  (i) each holder of an Option outstanding at such time shall be given (A) written notice of such Corporate Transaction at least 20 days prior to its proposed effective date (as specified in such notice) and (B) an opportunity, during the period commencing with delivery of such notice and ending 10 days prior to such proposed effective date, to exercise the Option to the full extent to which such Option would have been exercisable by the Optionee at the expiration of such 20-day period; and

                  (ii) anything contained in this Plan to the contrary notwithstanding, Section 9(b)(i) shall not be applicable if provision shall be made in connection with such Corporate Transaction for the assumption of outstanding Options by, or the substitution for such Options of new options covering the stock of, the surviving, successor or purchasing entity, or a "Parent Corporation" or "Subsidiary Corporation" thereof (as defined in Sections 424(e) and (f), respectively of the Code), with appropriate adjustments as to the number, kind and option prices of the stock subject to such options; provided, however, that in the case of ISOs, the Committee shall, to the extent consistent with the best interests of the Company (such best interests to be determined in good faith by the Committee in its sole discretion), consult with counsel to ensure that any such assumption or substitution will not constitute a modification, extension or renewal of the ISOs within the meaning of
      Section 424(h) of the Code and the regulations promulgated by the Treasury Department thereunder.

            (c) SPECIAL RULES. The following rules shall apply in connection with Sections 9(a) and (b):

                  (i) no fractional shares shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to Sections 9(a) or (b) shall be eliminated without any consideration due to any Optionees;

                  (ii) no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional shares of Common Stock or other securities; and

                  (iii) any adjustments referred to in Sections 9(a) or (b) shall be made by the Committee in its sole discretion and shall be conclusive and binding on all persons holding Options granted under this Plan.

      10. RESTRICTIONS ON OPTIONS AND OPTIONED SHARES.

            (a) COMPLIANCE WITH SECURITIES LAWS. No Options shall be granted under this Plan, and no shares of Common Stock shall be issued and delivered upon the exercise of Options granted under this Plan, unless and until the Company and/or the Optionees to whom such Options shall be granted shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction. The Company may delay the issuance of shares of Common Stock upon the exercise of Options granted under this Plan until completion of any action or the receipt of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

            (b) REPRESENTATIONS AND WARRANTIES. The Committee in its discretion may, as a condition to the exercise of any Option granted under this Plan, require the Optionee to whom such Option shall be granted to make such representations and warranties as are deemed appropriate by the Company.

            (c) LEGENDS. Each certificate issued by the Company (or its transfer agent) that represents shares of Common Stock acquired upon the exercise of Options that have not been registered under the Securities Act shall, unless otherwise directed by the Committee, be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any other legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities laws, or any rules, regulations and other requirements of the SEC or any securities exchange or automated quotation system on which such the Common Stock may be listed, admitted for trading or traded, or any applicable agreement):

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION

            OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A STOCKHOLDERS' AGREEMENT DATED AS OF AUGUST 10, 2001, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. THE TERMS OF SUCH STOCKHOLDERS' AGREEMENT INCLUDE, AMONG OTHER THINGS, RESTRICTION ON TRANSFERS, A COPY OF SUCH STOCKHOLDERS' AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

            (d) NO TRANSFERABILITY; LIMITED EXCEPTION TO TRANSFER RESTRICTIONS.

                  (i) Limit on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 10(d), by applicable law and by the Option Agreement, as the same may be amended:

                        (A) all Options are non-transferable and will not be
                  subject in any manner to sale, transfer, anticipation, alienation, pledge, assignment, encumbrance or charge;

                        (B) Options will be exercised only by the Optionee; and

                        (C) shares issuable pursuant to an Option will be
                  delivered only to (or for the account of) the Optionee.

            In addition, the shares shall be subject to the restrictions set forth in the applicable Option Agreement.

                  (ii) Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 10(d)(i) above will not apply to:

                        (A) transfers to the Company;

                        (B) transfers by gift to "immediate family" as such term
                  is defined on SEC Rule 16a-1(e) promulgated under the Exchange Act;

                        (C) transfers by will or the laws of descent and
                  distribution; or

                        (D) if the Optionee has suffered a Disability, permitted
                  transfers or exercises on behalf of the Optionee by the Optionee's duly authorized legal representative.

                  Notwithstanding anything else in this Section 10(d)(ii) to the contrary, but subject to compliance with all applicable laws, ISOs will be subject to any and all transfer restrictions under the Code applicable to such ISOs or necessary to maintain the intended tax consequences of such ISOs. Notwithstanding Section 10(d)(ii)(B) above but subject to compliance with all applicable laws, any contemplated transfer by gift to "immediate family" as referenced in Section 10(d)(ii)(B) above is subject to the condition precedent that the transfer be approved by the Committee for it to be effective.

      11. ADOPTION AND STOCKHOLDER APPROVAL.

            This Plan shall become effective on the date (the "Effective Date") of its adoption by the Board. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within 12 months before or after the Effective Date. Upon the Effective Date, the Committee may grant Options pursuant to this Plan; provided, however, that (a) no Option may be exercised prior to initial stockholder approval of this Plan, (b) no Option granted pursuant to an increase in the number of shares of Common Stock available under this Plan by the Board's or the Committee's amendment of this Plan may be exercised prior to the time such increase has been approved by the stockholders of the Company, consistent with applicable laws; (c) in the event that initial stockholder approval of this Plan is not obtained within the time period provided herein, all Options granted under this Plan shall be canceled; and (d) in the event that stockholder approval of any increase in the number of shares of Common Stock available under this Plan is not obtained within the time period provided herein, all Options granted under this Plan pursuant to such increase shall be canceled.

      12. EXPIRATION AND TERMINATION OF THE PLAN.

            Except with respect to Options then outstanding, this Plan shall expire on the first to occur of (i) the tenth anniversary of the date on which this Plan is adopted by the Board, (ii) the tenth anniversary of the date on which this Plan is approved by the stockholders of the Company in accordance with applicable laws and (iii) the date as of which the Board, in its sole discretion, determines that this Plan shall terminate (the "Expiration Date"). Any Options outstanding as of the Expiration Date shall remain in effect until they have been exercised or terminated or have expired by their respective terms.

      13. AMENDMENT OF THIS PLAN.

            This Plan may be amended, suspended or terminated by the Board at any time. This Plan may also be amended by the Board or the Committee, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under this Plan or Options to be granted under this Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the qualification of this Plan under Rule 16b-3, at such time, if any, as the Company has a class of stock registered pursuant to Section 12 of the 1934 Act, and to the extent necessary to qualify the shares of Common Stock issuable upon exercise of any outstanding Options granted, or Options to be granted, under this Plan for listing or admission for trading on any securities exchange or automated quotation system. Any amendment approved by the Committee which is of a scope that requires stockholder approval under applicable law or in order to ensure favorable federal income tax treatment for any ISOs or requires stockholder approval in order to ensure the compliance of this Plan with Rule 16b-3 at such time, if any, as the Company has a class of capital stock registered pursuant to Section 12 of the 1934 Act, shall be subject to obtaining such stockholder approval.

      14. CAPTIONS.

            The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights or to affect the construction or interpretation of the provisions of this Plan.

      15. DELIVERY OF FINANCIAL STATEMENTS; CONFIDENTIAL INFORMATION.

            The Company shall deliver annually to Optionees such financial statements of the Company as are required to satisfy applicable securities laws. Any financial or other information relating to the Company obtained by Optionees in connection with or as a result of this Plan or their Options shall be treated as confidential.

      16. WITHHOLDING TAXES.

            In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("FICA") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Optionee's salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition, the Company may withhold from such Optionee's wages, if any, or other remuneration, or may require the Optionee to advance in cash to the Company the amount of such withholdings unless a different withholding arrangement, including the use of shares of Common Stock, is authorized by the Committee (and permitted by applicable law); provided, however, that with respect to persons subject to
Section 16 of the 1934 Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under
Section 16 of the 1934 Act. For purposes of this Section 16, the Fair Market Value of the shares of Common Stock (if any) withheld for purposes of payroll withholding shall be determined as of the most recent date practicable prior to the date of exercise and in the manner provided in Section 6(b). If the Fair Market Value of the shares of Common Stock withheld is less than the amount of the payroll withholdings required, the Optionee may be required to advance the difference in cash to the Company. In no event will the value of Shares withheld exceed the minimum amount of required withholding under applicable law. The Committee may condition the transfer of any shares of Common Stock or the removal of any restrictions on any Option on the satisfaction by the Optionee of the foregoing withholding obligations.

      17. OTHER PROVISIONS.

            Each Option granted under this Plan may contain such other terms and conditions not inconsistent with this Plan as may be determined by the Committee, in its sole discretion. Notwithstanding the foregoing, each ISO granted under this Plan shall include those terms and conditions which are necessary to qualify the ISO as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms or conditions which are inconsistent therewith.

      18. NUMBER AND GENDER.

            With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

      19. NONEXCLUSIVITY OF THIS PLAN.

            Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan shall be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either generally available or applicable only in specific cases.

      20. NO RESTRICTION ON CORPORATE POWERS.

            The existence of this Plan, the Option Agreements, and the Options granted hereunder, shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business; (b) any merger, amalgamation, consolidation or change in the ownership of the Company or any Subsidiary; (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof; (d) any dissolution or liquidation of the Company or any Subsidiary; (e) any sale or transfer of all or any part of the Company or any Subsidiary's assets or business; or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, Beneficiary or any other person shall have any claim under any Option or Option Agreement against any member of the Board or the Committee, or the Company or any employees, officers or agents of the Company or any Subsidiary as a result of any such action.

      21. GOVERNING LAW.

            The validity and construction of this Plan and the instruments evidencing the Options granted hereunder shall be governed by the laws of the State of Delaware without regard to conflict of laws provisions thereunder.

                                    * * * * *